Exhibit 10.25

FIRST AMENDMENT

TO

WARRANT NO. ________

OF

GENESIS GROUP HOLDINGS, INC.

This First Amendment (the “Amendment”) is being issued by Genesis Group Holdings, Inc. (the “Company”) to amend Warrant No. ________ (the “Warrant’) issued by the Company as of September __, 2012 to _______, a ________ corporation.

This Amendment hereby amends the definition of “Initial Number” in the Warrant to change the reference therein to “ten percent (10%)” to read “eleven and one half percent (11.5%)” such that from and after the date of this Amendment, the definition of “Initial Number” in the Warrant shall read as follows:

“Initial Number”  means eleven and one half percent (11.5%) of the Fully Diluted Shares on the Exercise Period Commencement Date multiplied by 70%.”

This Amendment shall be an integral part of the Warrant.

All of the terms of Section 8 of the Warrant are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be executed in its corporate name by one of its officers thereunto duly authorized this ___ day of _________, 2012.

GENESIS GROUP HOLDINGS INC. By: ___________________________________ Name: Title:

Accepted as of the date forth above:

____________________________________

By:  ________________________________
Name:
Title: